UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07882

Name of Fund: Master Core Bond Enhanced Index Series of
              Quantitative Master Series LLC

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Master Core Bond Enhanced Index Series of Quantitative Master Series LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/07

Date of reporting period: 01/01/07 - 06/30/07

Item 1 - Report to Stockholders

Master Core Bond Enhanced Index Series of Quantitative Master Series LLC Semi-Annual Report, June 30, 2007 (Unaudited)

A Discussion With Your Fund's Portfolio Managers

Despite a challenging six-month period, we believe the portfolio is positioned to perform well upon a return to strength in the mortgage market.

How did the portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2007, Master Core Bond Enhanced Index Series had a net total return of +0.78% (master level). For the same period, the benchmark Lehman Brothers U.S. Aggregate Bond Index returned +0.98%.

It was a challenging six months for fixed income markets in general, as evidenced by the modestly positive return of the benchmark index. The 10-year Treasury yield increased 35 basis points (0.35%) during the period as bond prices correspondingly fell. June was particularly volatile, with the 10-year Treasury yield reaching 5.30%, its highest level in more than five years, before retrenching to 5.03% by period-end.

In the first three months of the semi-annual period, a crisis in the subprime mortgage market rekindled fears of a housing-induced slowdown in the United States and led to increased financial market volatility and expanded risk premiums. With the jump in volatility came a decline in investor risk appetite. Although the subprime fears had subsided somewhat in the latter half of the period, credit spreads had widened from their historically tight levels. Mortgage securities, even the high-quality, securitized product in which we invest, were among the most punished.

The portfolio's positioning throughout the period included an underweight exposure to credit product (i.e., investment-grade bonds) and overweight to higher-quality spread assets, particularly commercial mortgages. In the first three months of the period, we saw modest outperformance from credit and modest underperformance from those higher-quality assets. Some of the underperformance in mortgages stemmed from the initial reactions to the subprime scare, which translated into some widening in high-quality spreads while lower-quality investment-grade credit held its ground. As a result, the portfolio's overweight in commercial mortgages and underweight in credit hampered relative results.

In the latter half of the period, we used the weakness in the mortgage market as an opportunity to increase our allocation to mortgage pass-through securities. We view mortgages as a high-quality fixed income asset with yield-enhancement potential. Although the market failed to recognize this as the period progressed, and the portfolio's relative performance was further hampered as a result of our increased exposure, we believe our overweight position in mortgage product will serve the portfolio well in the longer term.

Although underweight in credit product throughout the period, we maintained an above-average exposure to the financial subsector of the corporate market. This detracted from performance as financial companies, including brokers, banks and insurance companies, also struggled amid the subprime spillover fears and general spread widening among high-quality assets.

On the positive side of the ledger, an underweight exposure to agency debentures proved advantageous on a relative basis.

What changes were made to the portfolio during the period?

The biggest change in the portfolio involved the aforementioned increase in our allocation to mortgages. We moved from an underweight position in mortgages at the start of 2007 to a significant overweight. At period-end, the portfolio was considerably overweight in 30-year and 15-year mortgage pass-through securities, as well as commercial mortgages and asset-backed securities, areas we had emphasized for some time. Despite their underperformance during this particular period, we believe mortgages represent good relative value and high quality, and sector returns are poised to improve once the market stabilizes and demand picks up.

The second major shift in the portfolio had to do with our duration posture. We began the period with a short duration relative to our benchmark index. Duration is a measure of interest rate sensitivity and we entered the period with a defensive position based on our belief that the Federal Reserve Board (Fed) would not cut interest rates as some had anticipated. The Fed did remain on hold, but weakening economic data and the subprime turmoil in the first quarter resulted in falling interest rates and a resteepening of the yield curve. In light of the back-up (i.e., increase) in rates seen in the second quarter, and given greater likelihood that the Fed would remain on hold, it appeared that the market was more fairly priced and we increased the portfolio's duration. Broadly speaking, our view on interest rates moved from one where we thought interest rates would move slightly higher to one where we foresee a more range-bound environment. Most recently, we have been tactically trading the portfolio with a neutral to slightly long duration bias.

How would you characterize the portfolio's position at the close of the period? At June 30, 2007, the portfolio was underweight U.S. Treasury issues, U.S. agency securities and corporate securities. The portfolio maintained its notable overweights in high-quality, short-duration spread product, including mortgage pass-through securities, commercial mortgages and asset-backed securities.

In general, we retain our bias toward high-quality spread-related assets as they offer yields beyond those provided by Treasury securities alone, but without the risk associated with corporate bonds. We think spreads in the corporate market have a fair amount of room to grow wider given how tight they had become. In fact, since March 30, credit spreads have widened, equity market volatility has increased, liquidity has deteriorated and yet overall valuations in the credit market have not adjusted in response. This, coupled with heightened event risk associated with aggressive leveraged buyout/recapitalization financing activity, gives us reason for concern. Meanwhile, the substantial underperformance of high-quality spread assets, particularly mortgages, has made current valuations quite attractive, presenting us with compelling investment opportunities.

Keith Anderson
Portfolio Manager

Scott Amero
Portfolio Manager

Matthew Marra
Portfolio Manager

Andrew Phillips
Portfolio Manager

July 24, 2007

Portfolio Information as of June 30, 2007

--------------------------------------------------------------------------------
Quality Ratings by                                          Percent of Long-Term
S&P/Moody's                                                     Investments
--------------------------------------------------------------------------------
AAA/Aaa                                                             86%
AA/Aa                                                                5
A/A                                                                  4
BBB/Baa                                                              2
BB/Ba                                                               --*
NR (Not Rated)                                                       3
--------------------------------------------------------------------------------
*     Amount is less than 1%.

Master Core Bond Enhanced Index Series
Schedule of Investments as of June 30, 2007 (Unaudited)        (in U.S. dollars)

                                                                           Face     Interest  Maturity
                           Issue                                          Amount       Rate     Date(s)                    Value
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government & Agency   Fannie Mae                                $   658,000       3.25%  1/15/2008                 $   650,651
Obligations - 11.8%                                                    6,200,000       4.375  3/15/2013                   5,907,106
                           --------------------------------------------------------------------------------------------------------
                           Freddie Mac                                 3,572,000       5.75   4/15/2008                   3,582,830
                                                                       4,083,000       5.125  4/18/2008                   4,076,026
                                                                       7,950,000       4.875  2/17/2009                   7,905,711
                                                                       8,800,000       4.125  7/12/2010                   8,537,989
                                                                       1,410,000       4.75   1/19/2016                   1,344,869
                                                                       1,400,000       5.00   12/14/2018                  1,315,605
                           --------------------------------------------------------------------------------------------------------
                           Tennessee Valley Authority Series E         1,020,000       6.25   12/15/2017                  1,081,376
                           --------------------------------------------------------------------------------------------------------
                           U.S. Treasury Bonds                         4,205,000       8.50   2/15/2020                   5,488,181
                           --------------------------------------------------------------------------------------------------------
                           U.S. Treasury Notes                         2,900,000       4.75   2/15/2037                   2,734,384
                           --------------------------------------------------------------------------------------------------------
                           Total U.S. Government & Agency Obligations (Cost - $43,182,774) - 11.8                        42,624,728
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency     Fannie Mae Guaranteed                      21,280,697       5.00   7/15/2022 - 8/15/2037 (d)  20,173,474
Mortgage-Backed            Pass-Through                               56,312,857       5.50   6/01/2011 - 7/15/2037 (d)  54,935,035
Securities*-  69.5%        Certificates                                4,217,444       5.845  8/01/2036 (c)               4,237,500
                                                                       3,349,220       6.00   2/01/2013 - 7/15/2037 (d)   3,313,658
                                                                       1,996,465       6.50   1/01/2013 - 10/01/2036      2,026,883
                                                                         208,911       7.00   4/01/2027 - 3/01/2031         216,560
                                                                         180,277       7.50   10/01/2027 - 5/01/2032        188,537
                                                                         160,490       8.00   9/01/2015 - 9/01/2031         169,319
                                                                          14,715       8.50   5/01/2030 - 1/01/2031          15,796
                                                                          32,112       9.50   7/01/2017                      34,893
                                                                          17,077      10.00   10/01/2018 - 5/01/2022         18,651
                                                                           6,019      10.50   12/01/2016                      6,416
                           --------------------------------------------------------------------------------------------------------
                           Freddie Mac Mortgage                       23,190,584       4.50   2/01/2011 - 12/01/2035     21,898,639
                           Participation Certificates                 36,901,756       5.00   11/01/2017 - 7/15/2037 (d) 35,106,733
                                                                      47,836,887       5.50   12/01/2016 - 8/15/2037 (d) 46,236,015
                                                                       2,889,163       5.741  4/01/2037 (c)               2,892,993
                                                                       3,243,287       5.885  4/01/2037 (c)               3,240,926
                                                                       2,789,116       6.00   4/01/2016 - 10/01/2017      2,804,748
                                                                      17,773,358       6.50   7/01/2015 - 7/15/2037 (d)  18,015,116
                                                                       2,500,845       7.00   1/01/2011 - 11/01/2032      2,581,492
                                                                         573,536       7.50   7/01/2010 - 9/01/2032         597,712
                                                                         294,449       8.00   11/01/2024 - 3/01/2032        310,259
                                                                          28,054       8.50   5/01/2028 - 8/01/2030          30,037
                                                                           7,649       9.00   9/01/2014                       8,109
                                                                         102,816       9.50   2/01/2019                     110,618
                                                                          24,182      10.00   3/01/2010 - 9/01/2017          25,289
                                                                          18,583      10.50   4/01/2016                      19,461
                                                                           9,185      11.00   9/01/2016                      10,141
                                                                           2,898      11.50   8/01/2015                       3,165
                                                                          14,527      12.50   2/01/2014                      16,134
                           --------------------------------------------------------------------------------------------------------
                           Ginnie Mae MBS Certificates                 2,439,634       4.50   9/15/2035                   2,239,317
                                                                       7,447,471       5.00   4/15/2035 - 5/15/2036       7,053,215
                                                                       9,204,691       5.50   1/15/2035 - 5/15/2036       8,941,747
                                                                      10,285,517       6.00   4/20/2026 - 7/15/2037 (d)  10,246,845
                                                                       1,640,062       6.50   2/15/2014 - 11/15/2034      1,672,345
                                                                         962,600       7.00   4/15/2013 - 10/15/2031      1,003,093


Master Core Bond Enhanced Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                                           Face     Interest  Maturity
                           Issue                                          Amount       Rate     Date(s)                    Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     $   323,171       7.50%  3/15/2024 - 3/15/2032    $    338,564
                                                                         189,555       8.00   12/15/2022 - 6/15/2031        200,959
                                                                          77,776       8.50   11/15/2017 - 3/15/2031         83,546
                                                                          56,709       9.00   4/15/2018 - 11/15/2024         61,002
                                                                           1,567       9.50   9/15/2021                       1,712
                           --------------------------------------------------------------------------------------------------------
                           Total U.S. Government Agency Mortgage-Backed Securities
                           (Cost - $254,850,951) - 69.5%                                                                251,086,654
-----------------------------------------------------------------------------------------------------------------------------------

                                     Face
                                   Amount   Non-Government Agency Mortgage-Backed Securities*
-----------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage       $ 1,676,000   Banc of America Commercial Mortgage, Inc. Series 2005-4 Class A5A,
Obligations - 28.3%                         4.933% due 7/10/2045                                                          1,580,706
                                1,194,000   Bear Stearns Commercial Mortgage Securities Series 2005-PWR8 Class AJ,
                                            4.75% due 6/11/2041                                                           1,108,676
                                1,323,000   CS First Boston Mortgage Securities Corp. Series 2001-CK1 Class C, 6.73%
                                            due 12/18/2035                                                                1,368,600
                                5,727,140   Capital Auto Receivables Asset Trust Series 2004-2 Class A3, 3.58%
                                            due 1/15/2009                                                                 5,698,341
                                3,473,000   Citibank Credit Card Issuance Trust Series 2006-A4 Class A4, 5.45%
                                            due 5/10/2013                                                                 3,473,960
                                2,375,000   Credit Suisse Mortgage Capital Certificates Series 2007-C3 Class A4,
                                            5.723% due 6/15/2039 (c)                                                      2,344,873
                                2,292,716   Fannie Mae Trust Series 2006-116 Class VC, 6% due 2/25/2016                   2,307,928
                                6,420,146   Fannie Mae Trust Series 2007-32 Class KP, 5.50% due 4/25/2037                 6,377,549
                                1,792,078   First Union NB-Bank of America Commercial Series 2001-C1 Class A2,
                                            6.136% due 3/15/2033                                                          1,820,892
                                5,421,784   Ford Credit Auto Owner Trust Series 2006-B Class A2A, 5.42%
                                            due 7/15/2009                                                                 5,423,185
                                2,747,451   Freddie Mac Series 3294 Class NA, 5.50% due 7/15/2027                         2,739,844
                                2,021,000   GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A2, 4.353%
                                            due 6/10/2048                                                                 1,967,880
                                1,433,000   GS Mortgage Securities Corp. II Series 2004-GG2 Class A5, 5.279%
                                            due 8/10/2038 (c)                                                             1,401,704
                                1,622,000   GS Mortgage Securities Corp. II Series 2005-GG4 Class A4, 4.761%
                                            due 7/10/2039                                                                 1,516,295
                                2,550,000   GS Mortgage Securities Corp. II Series 2007-GG10 Class A4, 5.993%
                                            due 8/10/2045 (c)                                                             2,542,631
                                5,751,000   Honda Auto Receivables Owner Trust Series 2006-3 Class A3, 5.12%
                                            due 10/15/2010                                                                5,731,796
                                1,860,000   JPMorgan Chase Commercial Mortgage Securities Corp. Series 2001-CIB3
                                            Class A3, 6.465% due 11/15/2035                                               1,915,019
                                1,598,000   JPMorgan Chase Commercial Mortgage Securities Corp. Series 2001-CIB3
                                            Class B, 6.678% due 11/15/2035                                                1,661,257
                                2,242,000   JPMorgan Chase Commercial Mortgage Securities Corp. Series 2001-CIBC
                                            Class B, 6.446% due 3/15/2033                                                 2,301,204
                                1,345,000   JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP4
                                            Class AM, 4.999% due 10/15/2042 (c)                                           1,270,714
                                2,014,000   JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP7
                                            Class A4, 6.066% due 4/15/2045 (c)                                            2,026,182


Master Core Bond Enhanced Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                     Face
                                   Amount   Non-Government Agency Mortgage-Backed Securities*                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                              $ 6,733,000   JPMorgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18
                                            Class A4, 5.44% due 6/12/2047                                              $  6,506,428
                                1,433,000   LB-UBS Commercial Mortgage Trust Series 2003-C8 Class A4, 5.124%
                                            due 11/15/2032 (c)                                                            1,388,353
                                1,200,581   Morgan Stanley Capital I Series 1999-RM1 Class A2, 6.71% due 12/15/2031       1,213,615
                                3,907,000   Morgan Stanley Capital I Series 1999-WF1 Class B, 6.32% due 11/15/2031        3,938,492
                                1,856,000   Morgan Stanley Capital I Series 2005-T19 Class A2, 4.725% due 6/12/2047       1,817,429
                                5,347,000   Nissan Auto Receivables Owner Trust Series 2006-A Class A3, 4.74%
                                            due 9/15/2009                                                                 5,325,198
                                2,816,896   Option One Mortgage Loan Trust Series 2007-5 Class 2A1, 5.41%
                                            due 5/25/2037 (c)                                                             2,816,896
                                4,611,520   Residential Accredit Loans, Inc. Series 2005-QS12 Class A8, 5.646%
                                            due 8/25/2035 (c)                                                             4,607,879
                                4,161,511   Residential Accredit Loans, Inc. Series 2006-QA9 Class A1, 5.50%
                                            due 11/25/2036 (c)                                                            4,155,793
                                3,069,000   USAA Auto Owner Trust Series 2005-4 Class A4, 4.89% due 8/15/2012             3,046,634
                                2,903,000   Wachovia Auto Owner Trust Series 2005-B Class A5, 4.93% due 11/20/2012        2,867,301
                                2,825,000   Wachovia Bank Commercial Mortgage Trust Series 2006-C29 Class A4,
                                            5.308% due 11/15/2048                                                         2,705,416
                                5,513,000   Whole Auto Loan Trust Series 2004-1 Class A4, 3.26% due 3/15/2011             5,431,259
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Non-Government Agency Mortgage-Backed Securities
                                            (Cost - $103,107,161) - 28.3%                                               102,399,929
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Industry                                    Corporate Bonds
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 0.1%        431,000   Northrop Grumman Corp., 7.125% due 2/15/2011                                    452,080
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.2%                206,000   DaimlerChrysler NA Holding Corp., 7.30% due 1/15/2012                           218,481
                                  312,000   DaimlerChrysler NA Holding Corp., 6.50% due 11/15/2013                          322,232
                                  257,000   DaimlerChrysler NA Holding Corp., 8.50% due 1/18/2031                           324,768
                                                                                                                       ------------
                                                                                                                            865,481
-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 2.4%          1,367,000   Credit Suisse Guernsey Ltd., 5.86% (c)(f)                                     1,317,052
                                  562,000   Goldman Sachs Capital II, 5.793% (c)(f)                                         548,481
                                  456,000   Goldman Sachs Group, Inc., 5.25% due 10/15/2013                                 442,062
                                  386,000   Goldman Sachs Group, Inc., 5.125% due 1/15/2015                                 366,792
                                  625,000   Goldman Sachs Group, Inc., 5.35% due 1/15/2016                                  596,496
                                  316,000   Goldman Sachs Group, Inc., 6.125% due 2/15/2033                                 301,423
                                2,095,000   Lehman Brothers Holdings, Inc., 5.50% due 5/25/2010 (c)                       2,093,150
                                  180,000   Lehman Brothers Holdings, Inc., 7.875% due 8/15/2010                            191,937
                                  364,000   Morgan Stanley, 6.60% due 4/01/2012                                             377,492
                                  200,000   Morgan Stanley, 5.375% due 10/15/2015                                           191,495
                                2,370,000   Morgan Stanley Series F, 5.55% due 4/27/2017                                  2,273,811
                                                                                                                       ------------
                                                                                                                          8,700,191
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 4.2%         1,103,000   BSCH Issuance Ltd., 7.625% due 11/03/2009                                     1,156,018
                                  217,000   Bank One Corp., 5.90% due 11/15/2011                                            220,108
                                  393,000   Corporacion Andina de Fomento, 6.875% due 3/15/2012                             411,577
                                  368,000   Eksportfinans A/S, 4.75% due 12/15/2008                                         365,799
                                5,513,000   European Investment Bank, 5% due 2/08/2010                                    5,500,965


Master Core Bond Enhanced Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                     Face
                                   Amount   Corporate Bonds                                                                Value
-----------------------------------------------------------------------------------------------------------------------------------
                              $   515,000   HSBC Bank USA NA, 4.625% due 4/01/2014                                     $    481,110
                                1,000,000   KFW International Finance, 5.125% due 5/13/2009                               1,002,316
                                  441,000   KFW - Kreditanstalt fuer Wiederaufbau, 3.25% due 3/30/2009                      426,664
                                  441,000   KFW - Kreditanstalt fuer Wiederaufbau, 4.125% due 10/15/2014                    412,201
                                  831,000   KFW - Kreditanstalt fuer Wiederaufbau, 4.375% due 7/21/2015                     779,350
                                  735,000   Korea Development Bank, 4.75% due 7/20/2009                                     724,472
                                  500,000   M&T Bank Corp., 3.85% due 4/01/2013 (a)(c)                                      494,002
                                  368,000   The PNC Funding Corp., 4.20% due 3/10/2008 (b)                                  364,693
                                  400,000   U.S. Bank, NA, 4.40% due 8/15/2008                                              394,428
                                  658,000   Wachovia Corp., 5.625% due 12/15/2008                                           661,040
                                  448,000   Wachovia Corp., 3.625% due 2/17/2009                                            436,230
                                1,227,000   Wells Fargo & Co., 3.125% due 4/01/2009                                       1,182,579
                                                                                                                       ------------
                                                                                                                         15,013,552
-----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment -        257,000   Cisco Systems, Inc., 5.50% due 2/22/2016                                        250,783
0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals -         246,000   Hewlett-Packard Co., 3.625% due 3/15/2008                                       242,892
0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 0.2%           110,000   CitiFinancial,10% due 5/15/2009                                                 118,852
                                  400,000   MBNA America Bank NA, 4.625% due 8/03/2009                                      394,002
                                  225,000   MBNA America Bank NA, 7.125% due 11/15/2012                                     240,129
                                                                                                                       ------------
                                                                                                                            752,983
-----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging -          147,000   Sealed Air Corp., 5.375% due 4/15/2008 (a)                                      146,199
0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial              83,000   Bank of America Corp., 6.60% due 5/15/2010                                       85,479
Services - 3.9%                   628,000   Bank of America Corp., 4.50% due 8/01/2010                                      613,273
                                  551,000   Bank of America Corp., 4.875% due 1/15/2013                                     532,743
                                  625,000   Bank of America Corp., 4.75% due 8/01/2015                                      583,913
                                   66,000   Citicorp, 6.375% due 11/15/2008                                                  66,865
                                   92,000   Citigroup, Inc., 6.50% due 1/18/2011                                             94,878
                                  147,000   Citigroup, Inc., 6% due 2/21/2012                                               149,741
                                  397,000   Citigroup, Inc., 6.625% due 6/15/2032                                           413,613
                                  276,000   Citigroup, Inc., 6% due 10/31/2033                                              265,739
                                  257,000   Citigroup, Inc., 5.85% due 12/11/2034                                           245,522
                                  680,000   Citigroup, Inc., 5.875% due 5/29/2037                                           648,276
                                  735,000   General Electric Capital Corp. Series A, 4.125% due 3/04/2008                   729,330
                                  441,000   General Electric Capital Corp. Series A, 4.875% due 10/21/2010                  434,144
                                7,332,000   General Electric Capital Corp. Series A, 5% due 12/01/2010                    7,234,455
                                  294,000   JPMorgan Chase & Co., 3.50% due 3/15/2009                                       285,191
                                  368,000   JPMorgan Chase & Co., 4.50% due 11/15/2010                                      357,979
                                  474,000   JPMorgan Chase & Co., 6.625% due 3/15/2012                                      492,829
                                  950,000   JPMorgan Chase Bank NA, 6% due 7/05/2017                                        942,581
                                                                                                                       ------------
                                                                                                                         14,176,551
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication     588,000   Deutsche Telekom International Finance BV, 3.875% due 7/22/2008                 578,216
Services - 0.3%                   187,000   GTE Corp., 6.94% due 4/15/2028                                                  192,330
                                  349,000   Telecom Italia Capital SA, 5.25% due 10/01/2015                                 324,523
                                  147,000   Telecom Italia Capital SA, 6% due 9/30/2034                                     132,436
                                                                                                                       ------------
                                                                                                                          1,227,505
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 0.1%         206,000   Commonwealth Edison Co., 6.95% due 7/15/2018                                    203,890
-----------------------------------------------------------------------------------------------------------------------------------

Master Core Bond Enhanced Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                     Face
                                   Amount   Corporate Bonds                                                                Value
-----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services   $   110,000   Halliburton Co., 5.50% due 10/15/2010                                      $    109,893
- 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &           276,000   UnitedHealth Group, Inc., 3.30% due 1/30/2008                                   272,452
Services - 0.1%                   221,000   WellPoint, Inc., 5.95% due 12/15/2034                                           204,726
                                                                                                                       ------------
                                                                                                                            477,178
-----------------------------------------------------------------------------------------------------------------------------------
Insurance - 0.7%                  331,000   Berkshire Hathaway Finance Corp., 4.125% due 1/15/2010                          321,809
                                  386,000   Chubb Corp., 6.375% due 3/29/2067 (c)                                           377,469
                                  110,000   MetLife, Inc., 6.125% due 12/01/2011                                            112,335
                                  331,000   MetLife, Inc., 5% due 11/24/2013                                                318,232
                                  147,000   MetLife, Inc., 5.70% due 6/15/2035                                              135,850
                                  368,000   Monumental Global Funding II, 4.375% due 7/30/2009 (a)                          360,159
                                  645,000   The Progressive Corp., 6.70% due 6/15/2037 (c)                                  641,046
                                  110,000   SunAmerica, Inc., 5.60% due 7/31/2097                                            93,616
                                                                                                                       ------------
                                                                                                                          2,360,516
-----------------------------------------------------------------------------------------------------------------------------------
Media - 1.1%                      331,000   Comcast Cable Communications, 8.875% due 5/01/2017                              391,471
                                  342,000   Comcast Corp., 5.85% due 1/15/2010                                              344,278
                                  221,000   Comcast Corp., 6.50% due 1/15/2017                                              225,631
                                  327,000   Comcast Corp., 7.05% due 3/15/2033                                              337,507
                                  184,000   Comcast Corp., 6.50% due 11/15/2035                                             178,360
                                  489,000   News America, Inc., 7.25% due 5/18/2018                                         528,714
                                  250,000   News America, Inc., 7.28% due 6/30/2028                                         261,838
                                  259,000   Time Warner Companies, Inc., 6.875% due 6/15/2018                               268,459
                                1,220,000   Time Warner, Inc., 6.875% due 5/01/2012                                       1,272,789
                                                                                                                       ------------
                                                                                                                          3,809,047
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.2%            120,000   Corporacion Nacional del Cobre de Chile - CODELCO, 6.375%
                                            due 11/30/2012 (a)                                                              124,276
                                  221,000   Inco Ltd., 7.75% due 5/15/2012                                                  238,230
                                  110,000   Teck Cominco Ltd., 6.125% due 10/01/2035                                        101,714
                                  294,000   Textron Financial Corp. Series E, 4.125% due 3/03/2008                          291,618
                                                                                                                       ------------
                                                                                                                            755,838
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 0.1%            221,000   Dominion Resources, Inc., 5.70% due 9/17/2012                                   221,175
-----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 0.0%            18,000   Federated Department Stores, Inc., 6.625% due 9/01/2008                          18,118
                                   99,000   Federated Department Stores, Inc., 6.30% due 4/01/2009                           99,952
                                                                                                                       ------------
                                                                                                                            118,070
-----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels       287,000   Anadarko Finance Co. Series B, 6.75% due 5/01/2011                              296,324
- 0.8%                            221,000   Anadarko Petroleum Corp., 6.45% due 9/15/2036                                   212,564
                                  349,000   Consolidated Natural Gas Co. Series C, 6.25% due 11/01/2011                     356,495
                                  441,000   EnCana Corp., 4.75% due 10/15/2013                                              416,332
                                  101,250   Kern River Funding Corp., 4.893% due 4/30/2018 (a)                               96,765
                                  588,000   Midamerican Energy Holdings Co., 5.95% due 5/15/2037 (a)                        554,166
                                  200,000   PTT PCL, 5.875% due 8/03/2035 (a)                                               180,090
                                  298,000   Pemex Project Funding Master Trust, 9.125% due 10/13/2010                       327,800
                                                                                                                       ------------
                                                                                                                          2,440,536
-----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products -         221,000   Celulosa Arauco y Constitucion SA, 5.125% due 7/09/2013                         211,038
0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 0.0%            118,000   Teva Pharmaceutical Finance LLC, 6.15% due 2/01/2036                            110,304

-----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance -      169,000   Golden West Financial Corp., 4.75% due 10/01/2012                               163,124
0.0%

Master Core Bond Enhanced Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                     Face
                                   Amount   Corporate Bonds                                                                Value
-----------------------------------------------------------------------------------------------------------------------------------

Wireless Telecommunication    $   294,000   Sprint Capital Corp., 6.375% due 5/01/2009                                 $    297,612
Services - 0.2%                   390,000   Vodafone Group Plc, 7.75% due 2/15/2010                                         409,657
                                  147,000   Vodafone Group Plc, 6.25% due 11/30/2032                                        139,257
                                                                                                                       ------------
                                                                                                                            846,526
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Corporate Bonds (Cost - $55,220,128) - 14.8%                           53,655,352
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                            Foreign Government Obligations
-----------------------------------------------------------------------------------------------------------------------------------
                                1,463,000   Canadian Government International Bond, 5.25% due 11/05/2008                  1,466,061
                                  257,000   Chile Government International Bond, 5.50% due 1/15/2013                        254,456
                                  368,000   China Government International Bond, 7.30% due 12/15/2008                       377,986
                                  294,000   Export-Import Bank of Korea, 5.125% due 2/14/2011                               289,570
                                  459,000   Export-Import Bank of Korea, 5.125% due 3/16/2015                               440,354
                                  735,000   Inter-American Development Bank, 6.80% due 10/15/2025                           835,047
                                  496,000   Italy Government International Bond, 4% due 6/16/2008                           490,075
                                  331,000   Italy Government International Bond, 6% due 2/22/2011                           338,668
                                  309,000   Italy Government International Bond, 4.50% due 1/21/2015                        291,670
                                  772,000   Italy Government International Bond, 6.875% due 9/27/2023                       859,886
                                  386,000   Italy Government International Bond, 5.375% due 6/15/2033                       364,463
                                  735,000   Landwirtschaftliche Rentenbank, 4.875% due 2/14/2011                            725,580
                                  162,000   Poland Government International Bond, 5% due 10/19/2015                         154,897
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Foreign Government Obligations (Cost - $6,186,921) - 1.9%               6,888,713
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                            Capital Trusts
-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 0.4%            750,000   Lehman Brothers Holdings Capital Trust V, 5.857% (c)(f)                         734,669
                                  550,000   Mellon Capital IV Series 1, 6.244% (c)(f)                                       554,961
                                                                                                                       ------------
                                                                                                                          1,289,630
-----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels        55,000   Pemex Project Funding Master Trust, 7.375% due 12/15/2014                        59,776
- 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Capital Trusts (Cost - $1,356,495) - 0.4%                               1,349,406
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
State                                       Municipal Bonds
-----------------------------------------------------------------------------------------------------------------------------------
Illinois - 0.2%                   662,000   Illinois State, GO, 5.10% due 6/01/2033                                         599,885
-----------------------------------------------------------------------------------------------------------------------------------
Texas - 0.2%                      764,000   Dallas, Texas, GO, Series C, 5.25% due 2/15/2024                                756,337
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Municipal Bonds (Cost - $1,369,714) - 0.4%                              1,356,222
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                            Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency         25,100,000   Federal Home Loan Bank System, 4.80% due 7/02/2007                           25,100,000
Obligations** - 7.0%
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Short-Term Securities (Cost - $25,100,000) - 7.0%                      25,100,000
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Investments (Cost - $490,374,144+) - 134.1%                           484,461,004
-----------------------------------------------------------------------------------------------------------------------------------

Master Core Bond Enhanced Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                                           Face     Interest  Maturity
                           Issue                                          Amount       Rate     Date(s)                    Value
-----------------------------------------------------------------------------------------------------------------------------------
TBA Sale Commitments -     Fannie Mae Guaranteed Pass -              $ 12,900,000     5.00%   7/15/2022 - 8/15/2037    $(12,087,648)
(19.8%)                    Through Certificates                           300,000     6.00    2/01/2013 - 7/15/2037        (301,425)
                           --------------------------------------------------------------------------------------------------------
                           Freddie Mac Mortgage                         6,000,000     4.50    2/01/2011 - 12/01/2035     (5,695,902)
                           Participation Certificates                   8,200,000     5.00    11/01/2017 - 7/15/2037     (7,831,886)
                                                                       29,000,000     5.50    12/01/2016 - 8/15/2037    (27,970,732)
                                                                       17,300,000     6.50    7/01/2015 - 7/15/2037     (17,480,491)
                           --------------------------------------------------------------------------------------------------------
                           Total TBA Sale Commitments (Premiums Received - $72,436,803+) - (19.8%)                      (71,368,084)
-----------------------------------------------------------------------------------------------------------------------------------

                              Number of
                              Contracts     Options Written
-----------------------------------------------------------------------------------------------------------------------------------
Call Options Written - (0.0%)        13++   Pay a fixed rate of 4.40% and receive a floating rate based on 3-month
                                            LIBOR, expiring December 2007, Broker Deutsche Bank AG (e)                       (1,139)
-----------------------------------------------------------------------------------------------------------------------------------
Put Options Written - (0.1%)         13++   Receive a fixed rate of 5.40% and pay a floating rate based on 3-month
                                            LIBOR, expiring December 2007, Broker Deutsche Bank AG (e)                     (366,195)
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Options Written (Premiums Received - $225,280+) - (0.1%)                 (367,334)
-----------------------------------------------------------------------------------------------------------------------------------
                                            Liabilities in Excess of Other Assets - (14.2%)                             (51,381,561)
                                                                                                                       ------------
                                            Net Assets - 100.0%                                                        $361,344,025
                                                                                                                       ============

* Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.
** Short-Term U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase.
+ The cost and unrealized appreciation (depreciation) of investments, net of TBA sale commitments and options written, as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                        $ 419,194,824
                                                            =============
      Gross unrealized appreciation                         $   2,576,014
      Gross unrealized depreciation                            (9,045,252)
                                                            -------------
      Net unrealized depreciation                           $  (6,469,238)
                                                            =============

++    One contract represents a notional amount of $1,000,000.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------------------------
                                                    Purchase       Sale      Realized     Interest
      Affiliate                                       Cost         Cost        Loss        Income
      --------------------------------------------------------------------------------------------
      The PNC Funding Corp., 4.20% due 3/10/2008       --       $ 131,938    $ (1,253)    $ 9,922
      --------------------------------------------------------------------------------------------

(c)   Floating rate security.
(d) Represents or includes a "to-be-announced" transaction. The Series has committed to purchasing securities for which all specific information is not available at this time.
(e) This European style swaption, which can be exercised only to the expiration date, represents a standby commitment whereby the Series is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.
(f)   The security is a perpetual bond and has no stated maturity date.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

Master Core Bond Enhanced Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

o     Financial futures contracts purchased as of June 30, 2007 were as follows:

      ----------------------------------------------------------------------------------------
      Number of                                   Expiration           Face        Unrealized
      Contracts             Issue                    Date             Value       Appreciation
      ----------------------------------------------------------------------------------------
         325       30-Year U.S. Treasury Note    September 2007    $ 34,899,221    $  119,529
      ----------------------------------------------------------------------------------------

o     Financial futures contracts sold as of June 30, 2007 were as follows:

      ----------------------------------------------------------------------------------------
      Number of                                   Expiration           Face        Unrealized
      Contracts             Issue                    Date             Value       Depreciation
      ----------------------------------------------------------------------------------------
         175        2-Year U.S. Treasury Note    September 2007    $ 35,615,491    $  (46,228)
         105        5-Year U.S. Treasury Note    September 2007    $ 10,907,306       (20,897)
         183       10-Year U.S. Treasury Note    September 2007    $ 19,254,979       (88,693)
      ----------------------------------------------------------------------------------------
      Total Unrealized Depreciation                                                $ (155,818)
                                                                                   ==========

      See Notes to Financial Statements.

                           Master Core Bond Enhanced Index Series, June 30, 2007

STATEMENT OF ASSETS AND LIABILITIES

MASTER CORE BOND
ENHANCED
INDEX SERIES      As of June 30, 2007 (Unaudited)
===================================================================================================================================
Assets:           Investments in unaffiliated securities, at value
                    (identified cost - $490,006,317) .....................................                          $   484,096,311
                  Investments in affiliated securities, at value
                    (identified cost - $367,827) .........................................                                  364,693
                  Receivables:
                       Securities sold ...................................................      $   193,069,159
                       Interest ..........................................................            3,042,297
                       Contributions .....................................................              598,639
                       Variation margin ..................................................              138,578
                       Paydowns ..........................................................               76,891         196,925,564
                                                                                                ---------------
                  Prepaid expenses and other assets ......................................                                  554,412
                                                                                                                    ---------------
                  Total assets ...........................................................                              681,940,980
                                                                                                                    ---------------
===================================================================================================================================
Liabilities:      Options written, at value (premiums received - $225,280) ...............                                  367,334
                  TBA sale commitments, at value (premiums received - $72,436,803) .......                               71,368,084
                  Bank overdraft .........................................................                               20,975,097
                  Payables:
                       Securities purchased ..............................................          227,706,257
                       Withdrawals .......................................................               10,068
                       Investment adviser ................................................                7,847
                       Other affiliates ..................................................                2,241         227,726,413
                                                                                                                    ---------------
                  Accrued expenses and other liabilities .................................                                  160,027
                                                                                                                    ---------------
                  Total liabilities ......................................................                              320,596,955
                                                                                                                    ---------------
===================================================================================================================================
Net Assets:       Net assets .............................................................                          $   361,344,025
                                                                                                                    ===============
===================================================================================================================================
Net Assets        Investors' capital .....................................................                          $   366,366,789
Consist of:       Unrealized depreciation -net ...........................................                               (5,022,764)
                                                                                                                    ---------------
                  Net assets .............................................................                          $   361,344,025
                                                                                                                    ===============
===================================================================================================================================

      See Notes to Financial Statements.

                           Master Core Bond Enhanced Index Series, June 30, 2007
STATEMENT OF OPERATIONS

MASTER CORE BOND
ENHANCED
INDEX SERIES             For the Six Months Ended June 30, 2007 (Unaudited)
===================================================================================================================================
Investment               Interest (including $9,922 from affiliates) .....................                          $    15,920,407
Income:                                                                                                             ---------------
===================================================================================================================================
Expenses:                Accounting services .............................................      $        82,777
                         Professional fees ...............................................               58,900
                         Custodian fees ..................................................               52,576
                         Pricing fees ....................................................               50,996
                         Investment advisory fees ........................................               30,713
                         Directors' fees and expenses ....................................                3,480
                         Printing and shareholder reports ................................                3,207
                         Other ...........................................................               10,258
                                                                                                ---------------
                         Total expenses ..................................................                                  292,907
                                                                                                                    ---------------
                         Investment income-net ...........................................                               15,627,500
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized    Realized loss on:
Loss - Net:                    Investments-net (including $1,253 loss from affiliates) ...           (3,476,363)
                               Financial futures contracts-net ...........................             (890,674)         (4,367,037)
                                                                                                ---------------
                         Change in unrealized appreciation/depreciation on:
                               Investments-net ...........................................           (2,451,211)
                               Financial futures contracts-net ...........................              (36,289)
                               Options written -net ......................................             (250,112)         (2,737,612)
                                                                                                ---------------     ---------------
                         Total realized and unrealized loss-net ..........................                               (7,104,649)
                                                                                                                    ---------------
                         Net Increase in Net Assets Resulting from Operations ............                          $     8,522,851
                                                                                                                    ===============
===================================================================================================================================

      See Notes to Financial Statements.

                           Master Core Bond Enhanced Index Series, June 30, 2007

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Six           For the
MASTER CORE BOND                                                                                   Months Ended        Year Ended
ENHANCED                                                                                          June 30, 2007        December 31,
INDEX SERIES      Increase (Decrease) in Net Assets:                                               (Unaudited)            2006
===================================================================================================================================
Operations:       Investment income-net ..................................................      $    15,627,500     $    47,275,839
                  Realized loss-net ......................................................           (4,367,037)         (2,873,760)
                  Change in unrealized appreciation/depreciation-net .....................           (2,737,612)         (3,744,891)
                                                                                                ---------------     ---------------
                  Net increase in net assets resulting from operations ...................            8,522,851          40,657,188
                                                                                                ---------------     ---------------
===================================================================================================================================
Capital           Proceeds from contributions ............................................           24,491,856         267,930,355
Transactions:     Fair value of withdrawals ..............................................         (467,121,447)       (517,719,844)
                                                                                                ---------------     ---------------
                  Net decrease in net assets derived from capital transactions ...........         (442,629,591)       (249,789,489)
                                                                                                ---------------     ---------------
===================================================================================================================================
Net Assets:       Total decrease in net assets ...........................................         (434,106,740)       (209,132,301)
                  Beginning of period ....................................................          795,450,765       1,004,583,066
                                                                                                ---------------     ---------------
                  End of period ..........................................................      $   361,344,025     $   795,450,765
                                                                                                ===============     ===============
===================================================================================================================================

      See Notes to Financial Statements.

                           Master Core Bond Enhanced Index Series, June 30, 2007

FINANCIAL HIGHLIGHTS

                                                               For the Six
MASTER CORE BOND    The following ratios have                  Months Ended               For the Year Ended December 31,
ENHANCED            been derived from information provided     June 30, 2007  -----------------------------------------------------
INDEX SERIES        in the financial statements.                (Unaudited)     2006        2005        2004       2003      2002
===================================================================================================================================
Total Investment    Total investment return ................        .78% #       4.48%        2.48%      4.58%      3.92%     10.13%
Return:                                                        ========      ========   ==========   ========   ========   ========
===================================================================================================================================
Ratios to           Expenses, excluding interest expense ...        .10% *        .08%         .06%       .06%       .06%       .08%
                                                               ========      ========   ==========   ========   ========   ========
Average Net         Expenses ...............................        .10% *        .08%         .06%       .06%       .06%       .08%
                                                               ========      ========   ==========   ========   ========   ========
Assets:             Investment income - net ................       5.09% *       4.94%        4.41%      4.13%      4.22%      5.37%
                                                               ========      ========   ==========   ========   ========   ========
===================================================================================================================================
Supplemental        Net assets, end of period (in thousands)   $361,344      $795,451   $1,004,583   $840,221   $883,027   $716,568
                                                               ========      ========   ==========   ========   ========   ========
Data:               Portfolio turnover .....................        111% **       155%         147%       159%       137%       112%
                                                               ========      ========   ==========   ========   ========   ========
===================================================================================================================================

*     Annualized.
**    Excludes dollar roll transactions.
#     Aggregate total investment return.

      See Notes to Financial Statements.

Master Core Bond Enhanced Index Series

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies:

Master Core Bond Enhanced Index Series (formerly Master Aggregate Bond Index Series) (the "Series"), a non-diversified investment company, is part of Quantitative Master Series LLC (the "Master LLC"). The Master LLC is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust (the "Trust"). The Master LLC's Limited Liability Company Agreement (the "LLC Agreement") permits the Directors (and prior to June 15, 2007, the Declaration of Trust permitted the Trustees) to issue non-transferable interests in the Series, subject to certain limitations. Throughout this report, the Trust and the Master LLC are referred to as the Master LLC and the Board of Trustees is referred to as the Board of Directors. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments - Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Master LLC under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Master LLC. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Master LLC.

Equity securities held by the Series that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Master LLC. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Master LLC. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The value of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Master LLC's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Master LLC's Board of Directors.

(b) Derivative financial instruments - The Series may engage in various portfolio investment techniques to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts - The Series may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options - The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps - The Series may enter into swap agreements, which are OTC contracts in which the Series and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Series are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Reverse repurchase agreements - The Series may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Series sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Series' ability to receive interest will be delayed or limited. Furthermore, if the Series does not have sufficient client income to pay its obligation under the reverse repurchase agreement, the Series would be in default and the counterparty would be able to terminate the repurchase agreement. At the time the Series enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing cash, or cash equivalents of liquid high grade debt securities having a value at least equal to the repurchase price.

(d) Income taxes - The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income - Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Series amortizes all premiums and discounts on debt securities.

(f) Dollar rolls - The Series may sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(g) Securities lending - The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investments, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) TBA commitments - The Series may enter into to be announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk or loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of the Series' other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

(i) Bank overdraft - The Series recorded a bank overdraft resulting from a timing difference of security transaction settlements.

(j) Recent accounting pronouncements - Effective June 29, 2007, the Series implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Series, and has determined that the adoption of FIN 48 does not have a material impact on the Series' financial statements. The Series' files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time, its impact on the Series' financial statements has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Series' financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Series has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), an affiliate of the Manager, under which the Manager pays BFM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Series to the Manager.

Merrill Lynch Trust Company, a wholly owned subsidiary of Merrill Lynch, is the Series' custodian. Effective July 18, 2007, State Street Bank & Trust Co. became the Series' custodian.

Master LLC, on behalf of the Series, has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to

Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Master LLC has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Master LLC and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment Series managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the six months ended June 30, 2007, the Series reimbursed the Manager $4,402 for certain accounting services.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including paydowns and excluding dollar roll transactions) of investments, excluding short-term securities, for the six months ended June 30, 2007 were $694,439,752 and $1,055,446,908, respectively.

Transactions in options written for the six months ended June 30, 2007 were as follows:

--------------------------------------------------------------------------------
                                        Number of
                                        Contracts           Premiums Received
--------------------------------------------------------------------------------
Outstanding call options
written, beginning of period
                                           13+                  $ 85,760
                                  --------------------   -----------------------
Outstanding call options
written, end of period
                                           13+                  $ 85,760
                                  ====================   =======================
+     One contract represents a notional amount of $1,000,000.

--------------------------------------------------------------------------------
                                        Number of
                                        Contracts           Premiums Received
--------------------------------------------------------------------------------
Outstanding put options
written, beginning of period
                                           13+                  $139,520
                                  --------------------   -----------------------
Outstanding put options
written, end of period
                                           13+                  $139,520
                                  ====================   =======================
+     One contract represents a notional amount of $1,000,000.

4. Short-Term Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .06% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the six months ended June 30, 2007.

Officers and Directors

Robert C. Doll, Jr. - President and Director
Donald W. Burton - Director
John Francis O'Brien - Director
David H. Walsh - Director
Fred G. Weiss - Director
Donald C. Burke - Vice President and Treasurer
Karen Clark - Fund Chief Compliance Officer
Alice A. Pellegrino - Secretary

      Custodian
      Merrill Lynch Trust Company, FSB
      1300 Merrill Lynch Drive
      3rd Floor - MSC 0303
      Pennington, NJ 08534

Availability of Quarterly Schedule of Investments

      The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Series' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Series voted proxies relating to securities held in the Series' portfolio during the most recent 12-month period ended December 31st is available (1) at www.blackrock.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Master Core Bond Enhanced Index Series of Quantitative Master Series LLC


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Master Core Bond Enhanced Index Series of Quantitative Master Series LLC

Date: August 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Master Core Bond Enhanced Index Series of Quantitative Master Series LLC

Date: August 20, 2007


By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Master Core Bond Enhanced Index Series of Quantitative Master Series LLC

Date: August 20, 2007